SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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THE LAZARD FUNDS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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THE LAZARD FUNDS, INC.
30 Rockefeller Plaza
New York, New York 10112

Notice of Special Meeting of Shareholders

Dear Shareholder:

           A Special Meeting of Shareholders (the "Meeting") of The Lazard Funds, Inc. (the "Fund") will be held at the offices of the Fund, 30 Rockefeller Plaza, 58th Floor, New York, New York on Friday, November 1, 2002, at 10 a.m. to consider and act upon the following Proposals with respect to the investment portfolio(s) (each, a "Portfolio") of the Fund as indicated:

Proposal 1:	For all Portfolios, to elect a Board of Directors;

Proposal 2:	For Equity, Small Cap, International Equity, Bond and Strategic Yield Portfolios only, increase the Portfolio's percentage limitation on lending securities;

Proposal 3:	For Equity Portfolio only, expand the Portfolio's ability to invest in securities of a single issuer; and

Proposal 4:	For all Portfolios, to transact such other business as may properly come before the Meeting or any adjournment thereof.

           Shareholders of record at the close of business on August 30, 2002 will be entitled to receive notice of and to vote at the Meeting and any adjournment thereof. Your vote is important regardless of the size of your Portfolio holdings. Please vote by mail, by telephone or through the Internet. Proxies may be voted (1) by completing, signing, dating and returning the enclosed proxy card(s), (2) by calling 1.800.______ between the hours of [9:00 a.m. and 10:00 p.m.] (Eastern time) or (3) through the Internet using the Internet address located on your proxy card(s). [You are encouraged to vote by telephone or through the Internet using the Control Number that appears on your proxy card. These voting methods will save the Fund money.] Whichever voting method you choose, please take the time to read the Proxy Statement before you vote. If you have any questions please call 1.800.823.6300.

Sincerely, HERBERT W. GULLQUIST President, The Lazard Funds, Inc.

September 6, 2002

PRELIMINARY COPY

THE LAZARD FUNDS, INC

PROXY STATEMENT

INTRODUCTION

           This Proxy Statement is furnished by the Board of Directors (the "Board") of The Lazard Funds, Inc. (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and incorporated under the laws of the state of Maryland, in connection with the election of a Board of Directors of the Fund and the proposed modification of certain fundamental investment restrictions (collectively the "Investment Restriction Revisions") of Lazard Equity Portfolio, Lazard Small Cap Portfolio, Lazard International Equity Portfolio, Lazard Bond Portfolio and Lazard Strategic Yield Portfolio (together with the other investment portfolios of the Fund, each a "Portfolio"), all as further described in this Proxy Statement.

           A Special Meeting of Shareholders (the "Meeting") of the Fund will be held at the offices of the Fund, 30 Rockefeller Plaza, 58th Floor, New York, New York on Friday, November 1, 2002, at 10 a.m. for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders dated August 30, 2002. Shareholders of record at the close of business on August 30, 2002 are entitled to receive notice of and to vote at the Meeting and any adjournment thereof. Shareholders may vote only on the election of the Board of Directors and any Investment Restriction Revisions affecting the Portfolio(s) of which they are shareholders.

           Copies of the Fund's most-recent Annual and Semi-Annual Reports to Shareholders are available upon request, without charge, by writing the Fund at the address on the Notice or by calling 1.800.823.6300.

OVERVIEW OF PROPOSALS

           The Board has selected the nominees for the Board of Directors and the Investment Restriction Revisions described in Proposals 1 through 3 below and recommends shareholders approve the nominees for the Board of Directors and the Investment Restriction Revisions.

           Proposal 1: To elect the eight nominees as presented in Proposal 1 to serve for indefinite terms as Directors of the Fund.

           Proposals 2 and 3: Management of the Fund believes that it is appropriate to modify certain fundamental investment restrictions as described below. When the Portfolios were formed, the Board adopted certain restrictions now believed to be unduly restrictive in light of current business and industry conditions.

           The Board and management of the Fund believe that the Investment Restriction Revisions are in the best interests of the respective Portfolios and their shareholders. Each Investment Restriction Revision, if approved by shareholders, cannot be further changed without shareholder approval. The Investment Restriction Revisions do not involve any change to any Portfolio's investment objective. If Proposal 2 is approved by shareholders of one or more Portfolios and not approved by shareholders of another Portfolio for which Proposal 2 is being considered, Proposal 2 will be implemented only for the Portfolio(s) that approved Proposal 2 and will not be implemented for any Portfolio that did not approve Proposal 2. Therefore, it is essential that shareholders who own shares in more than one Portfolio for which Proposal 2 is being considered vote their shares in each Portfolio (these shareholders will receive more than one proxy card with this Proxy Statement).

PROPOSAL 1:	TO ELECT A BOARD OF DIRECTORS All Portfolios

           The purpose of this Proposal is to elect the members of the Board. The eight nominees, all of whom are currently Directors of the Fund, were selected and nominated by the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund ("Non-Interested Directors"). Messrs. Davidson and Katz initially were elected as Directors by the Board, and the remaining nominees initially were elected as Directors by shareholders.

                                                        Principal
                               Position(s)              Occupation(s) During
         Name (Age)            With the                 Past 5 Years and Other
         Address               Fund*                    Directorships Held
-------------------------------------------------------------------------------

Non-Interested Directors:

John J. Burke (74)              Director                Retired; Former Vice Chairman
50 Burning Tree Lane            since May 1991          and Director, Montana Power Company.
Butte, MT 59701

Kenneth S. Davidson (57)        Director                President, Davidson Capital Management
Davidson Capital Management     since August 1995       Corporation; Vice Chairman of the Board
Corporation                                             of Trustees, The Julliard School; Chairman
500 Park Avenue                                         of the Board, Bridgehampton Chamber Music
Suite 510                                               Festival; Trustee, American Friends of the
New York, NY  10022                                     National Gallery/London.

William Katz (48)               Director                President and Chief Executive Officer of
BBDO Worldwide                  since April 1997        BBDO New York, an advertising agency;
1285 Avenue of the Americas                             Director of BBDO Worldwide.
New York, NY 10019

Lester Z. Lieberman (72)        Director                Private Investor; Director of Dowel
25 Lindsley Drive               since October 1991      Associates (real estate developer); Chairman,
Morristown, NJ 07960                                    Healthcare Foundation of NJ; Director, Cives
                                                        Steel Co.; Director, Northside Power Transmission
                                                        Co.; Advisory Trustee, New Jersey Medical School;
                                                        Trustee and Chairman of Investment Committee,
                                                        Clarkson University.

Richard Reiss, Jr. (58)         Director                Managing Partner, Georgica Advisors LLC (
Georgica Advisors LLC           since May 1991          investment manager); Board Member, Lazard
Carnegie Hall Tower                                     Alternative Strategies Fund, LLC; Director,
152 West 57th Street                                    O'Charley's, Inc. (restaurant chain).
46th Floor
New York, NY  10019

Interested Directors:**

Norman Eig (61)                 Chairman of the         Vice Chairman and Managing Director,
Lazard Asset Management         Board since May 1991    Lazard Freres & Co. LLC ("Lazard").
30 Rockefeller Plaza
New York, NY  10112

Herbert W. Gullquist (65)       President and           Vice Chairman and Managing Director,
Lazard Asset Management         Director since          Lazard; Chief Investment Officer of Lazarde
30 Rockefeller Plaza            May 1991                Asset Management, th Portfolios' investment
New York, NY  10112                                     adviser ("LAM").

John Rutledge (54)              Director                Chairman, Rutledge Capital, LLC (economics
Rutledge Capital, LLC           since May 1991          and investment advisory firm); Director,
101 Dingletown Road                                     Strategic Optical Holdings Corp.; Director,
Greenwich, CT  06830                                    Framed Picture Enterprise; Director,
                                                        Crom Corporation (water storage system
                                                        manufacturer); Director, Earle M. Jorgensen
                                                        Corp.; Director (steel service center
                                                        company); Amerindo Funds, Inc. (a family of
                                                        four investment portfolios); Director,
                                                        Vingage Corporation (streaming video
                                                        company); Chairman of Advisory Board,
                                                        Saugatuck Capital; Chairman, Stairmaster
                                                        Sports Medical; Chairman, Adobe Corp.
                                                        (evaporative cooler company).

----------------------------

*    Each Director serves an indefinite term, until his successor is elected, and each Director serves in such capacity for 15 Lazard portfolios.

**   Directors who are "interested persons" (as defined in the 1940 Act)
     ("Interested Directors"). Mr. Eig and Mr. Gullquist are Interested
     Directors because of their positions with Lazard; Mr. Rutledge is an
     Interested Director because of a family member's position with LAM.

           The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees unless authority to vote for any or all of the nominees is withheld in the proxy. Each nominee elected will continue to serve as a Director until his successor is duly elected and qualified. It is not contemplated that any nominee will be unable to serve as a Director for any reason, but if that should occur prior to the Meeting the proxy holders will vote for such other nominee or nominees as the Fund's Non-Interested Directors may recommend. Each nominee for Director has consented to being named in this Proxy Statement and has agreed to continue to serve as a Director if elected.

           The Board, which is currently composed of three Interested Directors and five Non-Interested Directors, met four times during the twelve months ended December 31, 2001.

           The Fund has standing audit and nominating committees, each comprised of its Non-Interested Directors. The function of the audit committee is to oversee the Fund's financial and reporting policies and certain internal control matters, and the function of the nominating committee is to select and nominate all candidates for election to the Board who would be Non-Interested Directors. The nominating committee does not normally consider nominees recommended by shareholders. The Fund also has a standing executive committee, comprised of Messrs. Eig and Gullquist. The primary function of the executive committee is to assist in valuing the Portfolios' investments. The audit committee met two times and the executive committee met approximately fifty times during the fiscal year ended December 31, 2001. The nominating committee had no meetings during the last fiscal year.

           The table below indicates the dollar range of each Director's ownership of Portfolio shares and aggregate holdings of all Lazard portfolios for which he is a Director, in each case as of December 31, 2001.

                        John J.  Kenneth S.  Norman     Herbert W.    William  Lester Z.   Richard     John
Portfolio               Burke    Davidson    Eig        Gullquist     Katz     Lieberman   Reiss, Jr.  Rutledge
---------------------------------------------------------------------------------------------------------------

Equity Portfolio      Over        *          $10,001-    Over         *         *          *           *
                      $100,000               50,000      $100,000

Mid Cap Portfolio     $1-10,000   *          *           Over         *         *          *           *
                                                         $100,000

Small Cap Portfolio   Over        *          Over        Over         *         *          *           *
                      $100,00                $100,000    $100,000

International         $10,001-    *          Over        Over         *         *          *           *
  Equity Portfolio    50,000                 $100,000    $100,000

International Small   $50,001-    *          $10,001-    Over         *         *          *           *
   Cap Portfolio      100,000                50,000      $100,000

Emerging Markets      *           *          *           Over         *         *          *           *
  Portfolio                                              $100,000

International         $50,001-    *          *           *            *         *          *           *
  Equity Select       100,000
  Portfolio

Bond Portfolio        *           *          *           *            *         *          *           *

High Yield Portfolio  *           *          *           $50,001-     *         *          *           *
                                                         100,000

Strategic Yield       *           *          *           $1-10,000    *         *          *           *
  Portfolio

Mortgage Portfolio    *           *          *           *            *         *          *           *

Aggregate             Over        *          Over        Over         *         *          *           *
  Holdings of all     $100,000               $100,000    $100,000
  Lazard Portfolios

------------------
*    None.

           As of July __, 2002 the Fund's officers and Directors, as a group, owned less than 1% of the shares of each Portfolio.

           As of December 31, 2001, none of the Non-Interested Directors or his immediate family members owned securities of LAM or Lazard, the Fund's distributor, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with LAM or Lazard.

           Each Director who is not an employee or an affiliated person of LAM is paid an annual fee of $30,000, plus $2,500 per meeting attended for the Fund and Lazard Retirement Series, Inc., another multi-series fund advised by LAM, and is reimbursed for travel and other out-of-pocket expenses. In addition, the Chairman of the Audit Committee for the Fund and Lazard Retirement Series, Inc. also receives an annual fee of $5,000. The Fund does not compensate officers or Directors who are employees or affiliated persons of LAM. The aggregate amount of compensation paid to each Director for the year ended December 31, 2001 was as follows:

                                                       Total Compensation From
                         Aggregate Compensation             the Fund and
          Director           From the Fund         Lazard Retirement Series, Inc.
---------------------------------------------------------------------------------

John J. Burke                   $39,510                        $40,000
Kenneth S. Davidson              37,033                         37,500
Norman Eig                        N/A                            N/A
Herbert W. Gullquist              N/A                            N/A
William Katz                     37,047                         37,500
Lester Z. Lieberman              44,446                         45,000
Richard Reiss, Jr.               39,510                         40,000
John Rutledge                    39,510                         40,000

           Certain information as to the number of shares outstanding and share ownership for each Portfolio is set forth on Exhibit C.

Executive Officers of the Fund

      Name (Age)                    Position(s)                    Principal Occupation(s)
      Address                       With the Fund*                 During Past 5 Years
------------------------------------------------------------------------------------------

Nathan A. Paul (29)                 Vice President and             General Counsel of LAM;
Lazard Asset Management             Secretary since April 2002     from September 1997 to October 2000,
30 Rockefeller Plaza                                               an Associate at Schulte Roth & Zabel
New York, NY  10112                                                LLP (law firm).

Bernard J. Grzelak (31)             Treasurer                      Vice President of LAM; from August
Lazard Asset Management             since October 2000             1993 to September 2000, a Manager
30 Rockefeller Plaza                                               with Deloitte & Touche LLP.
New York, NY  10112

Stephen St. Clair (43)              Assistant Treasurer            Fund Administration Manager of LAM;
Lazard Asset Management             since July 2000                prior to June 1997, Associate Director
30 Rockefeller Plaza                                               of Mutual Fund Operations at Furman
New York, NY  10112                                                Selz and its successor, BISYS Fund
                                                                   Services (financial services firms).

---------------------------
*    Each Officer serves an indefinite term, until his successor is elected, and each Officer serves in such capacity for 15 Lazard portfolios.
PROPOSAL 2:	INCREASE IN PERCENTAGE LIMITATION ON LENDING SECURITIES Equity, Small Cap, International Equity, Bond and Strategic Yield Portfolios only

           To increase its income, the Portfolio would be permitted to lend securities from its portfolio up to 33-1/3% of the value of the Portfolio's total assets to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio currently is permitted to lend portfolio securities up to 10% of the value of its total assets. In a securities lending arrangement, a borrower (normally a broker-dealer or other financial institution) seeks a specific security for one of a variety of reasons. A lending agent, which operates a securities lending program, will negotiate the terms of the loan with the borrower and deliver the security from one of the lenders participating in the program in return for collateral (cash or securities) from the borrower.

           In connection with lending portfolio securities, the Portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Portfolio also has the right to terminate a loan at any time. The Portfolio may call the loan to vote proxies if a material issue affecting the Portfolio's investment is to be voted upon. The Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by LAM to be of good financial standing. If the collateral consists of a letter of credit or securities, the borrower will pay the Portfolio a loan premium fee. If the collateral consists of cash, it is reinvested and the borrower is paid a pre-negotiated cash collateral fee. The Portfolio will bear the risk of any decline in value of securities acquired with cash collateral. The lender is compensated by the amount earned from the investment of the cash collateral, after deducting the borrower's fee and the portion of the return due to the lending agent.

PROPOSAL 3:	EXPANSION OF ABILITY TO INVEST IN SECURITIES OF A SINGLE ISSUER Equity Portfolio Only

           Currently, the Portfolio is limited to 5% of total assets in securities of a single issuer with respect to its entire investment portfolio. This restriction would be removed as a fundamental policy of the Portfolio. In addition, the Portfolio's listed investment restrictions in the Fund's Statement of Additional Information would be amended to remove the statement that with respect to 75% of the Portfolio's total assets, the Portfolio's investments in a single issuer are limited to 10% of the outstanding voting securities of the issuer. However, the Portfolio would still be subject to the 1940 Act requirements for a "diversified" fund which limit investments in a single issuer, with respect to 75% of the Portfolio's total assets, to 5% of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer (which limitations cannot be changed without approval of a majority of the outstanding voting securities of the Portfolio). Because the Portfolio would be permitted to invest more than 5% of its total assets in a single issuer with respect to 25% of its portfolio, the Portfolio would be more vulnerable to changes in the market values of any such issuers.

VOTE REQUIRED AND BOARD RECOMMENDATION

           Approval of Proposal 1 requires the affirmative vote of a plurality of votes cast at the Meeting for the election of Directors (with all Portfolios voting together), assuming a quorum is present. Approval of Proposals 2 and 3 with respect to a Portfolio requires the affirmative vote of the lesser of (a) 67% of the Portfolio's voting securities present at the Meeting, if the holders of more than 50% of the Portfolio's outstanding voting securities (as defined in the 1940 Act) are present or represented by proxy, or (b) more than 50% of the Portfolio's outstanding voting securities (as defined in the 1940 Act). Portfolio shareholders are entitled to one vote for each full share held, with fractional votes for fractional shares held, and Institutional Shares and Open Shares vote together as a single class.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF EACH PROPOSAL.

INDEPENDENT ACCOUNTANTS

           The firm of Anchin, Block & Anchin LLP ("ABA"), 1375 Broadway, New York, New York 10018, is the independent accountants for the Fund. The Fund's audit committee recommended, and the Board (including a majority of the Non-Interested Directors) approved, the selection of ABA as the Fund's independent accountants for the Fund's current fiscal year. The independent accountants examine annual financial statements for the Fund and provide tax-related services to the Fund. Representatives of ABA are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. After reviewing the Fund's audited financial statements for the Fund's most recently completed fiscal year, the audit committee recommended to the Board that such statements be included in the Fund's Annual Report. The Audit Committee has determined that the provision of services rendered for non-audit services as disclosed under "All Other Fees" below is compatible with maintaining the independence of ABA in its audit of the Fund.

Fund-Related Fees

           Audit Fees. For the Fund's fiscal year ended December 31, 2001 the approximate fee for professional services rendered in connection with the audit of the annual financial statements was $386,000.

           Financial Information System Design and Implementation. For the fiscal year ended December 31, 2001, ABA did not perform financial information systems design or implementation services.

           All Other Fees. For the fiscal year ended December 31, 2001, ABA was also paid approximately $60,000 for tax related services.

ADDITIONAL INFORMATION

Lazard, located at 30 Rockefeller Plaza, New York, New York 10112, serves as the Fund's distributor. LAM, also located at 30 Rockefeller Plaza, serves as each Portfolio's investment adviser.

VOTING INFORMATION; SHARES OUTSTANDING AND OWNERSHIP

           The Fund will bear the cost of soliciting proxies. Proxies may be solicited by mail, in person or by telephone, and the Fund may reimburse persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund has retained D.F. King & Co., Inc. ("D.F. King") to assist in the solicitation of proxies, primarily by contacting shareholders by telephone, at a cost of approximately $_________ (including out of pocket expenses). The total expenses of the Meeting, including the solicitation of proxies and the expenses incurred in connection with the preparation of this Proxy Statement are approximately $_______.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (but not when you call the toll free number directly to vote), the shareholder will be asked to provide his or her full name, address, social security number or taxpayer identification number and the number of shares owned and to confirm that the shareholder has received the Proxy Statement and proxy card(s) in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before its exercise by submitting a written notice of revocation or a subsequently executed proxy to the Fund, by voting by telephone or through the Internet or by attending the Meeting and voting in person.

           If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, is marked with an abstention or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Portfolio shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) (collectively, "abstentions"), Portfolio shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast." For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for Proposals 2 and 3.

           If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting or with respect to such Proposal(s) to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the affected Proposal(s), the percentage of votes actually cast, the percentages of favorable and negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. A shareholder vote may be taken for one or more Proposals prior to any adjournment if sufficient votes have been received for approval. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposals in favor of such adjournment and will vote those proxies required to be voted "AGAINST" the Proposals against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of at least 33-?% of a Portfolio's outstanding shares entitled to vote at the Meeting.

OTHER MATTERS

           The Board is not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying forms of proxy to vote the proxy in accordance with their judgment on such matters.

           The Fund does not hold annual meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for the Fund's shareholder meeting subsequent to this Meeting, if any, must submit such proposals a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Fund, in care of D.F. King at ____________________, whether other persons are the beneficial owners of Portfolio shares for which proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Portfolio shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE URGED TO VOTE BY MAIL, BY TELEPHONE OR THROUGH THE INTERNET.

Dated:  September 6, 2002

APPENDIX A

SHARES OUTSTANDING AND OWNERSHIP

Shares Outstanding

As of August 30, 2002, each Portfolio has the following number of shares of record entitled to vote:

Portfolio

Lazard Equity Portfolio
Lazard Mid Cap Portfolio
Lazard Small Cap Portfolio
Lazard International Equity Portfolio
Lazard International Small Cap Portfolio
Lazard Emerging Markets Portfolio
Lazard International Equity Select Portfolio
Lazard Bond Portfolio
Lazard High Yield Portfolio
Lazard Strategic Yield Portfolio
Lazard Mortgage Portfolio	Shares Outstanding

Owners of 5% or More of a Portfolio's Securities

           As of August 30, 2002, the following shareholders were known by the Fund to own of record 5% or more of a Portfolio's outstanding voting securities:

[SEPARATE BY CLASS]

Portfolio

Lazard Equity Portfolio
Lazard Mid Cap Portfolio
Lazard Small Cap Portfolio
Lazard International Equity Portfolio
Lazard International Small Cap Portfolio
Lazard Emerging Markets Portfolio
Lazard International Equity Select Portfolio
Lazard Bond Portfolio
Lazard High Yield Portfolio
Lazard Strategic Yield Portfolio
Lazard Mortgage Portfolio	Shareholder	Percentage

           Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of a Portfolio's total outstanding shares may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio.

LAZARD EQUITY PORTFOLIO

          \The undersigned shareholder of LAZARD EQUITY PORTFOLIO (the "Portfolio"), a series of The Lazard Funds, Inc. (the "Fund"), hereby appoints Nathan A. Paul and Bernard J. Grzelak, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Portfolio standing in the name of the undersigned at the close of business on August 30, 2002 at the Special Meeting of Shareholders to be held at the offices of the Fund, 30 Rockefeller Plaza, New York, New York, at 10 a.m. on Friday, November 1, 2002, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the Meeting.

          VOTE THIS CARD TODAY BY MAIL, BY PHONE AT 1-800-___-____ OR VIA THE INTERNET AT www.__________.com.

Please mark boxes in blue or black ink.

Proposal 1:	To elect a Board of Directors.

John J. Burke Kenneth S. Davidson William Katz Lester Z. Lieberman	Richard Reiss, Jr. Norman Eig Herbert W. Gullquist John Rutledge

/ / FOR ALL NOMINEES	/ / WITHHELD	/ / FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and strike a line through the name(s) of the nominee(s)

Proposal 2:	To increase the Portfolio's percentage limitation on lending securities.

/ / FOR	/ / AGAINST	/ / ABSTAIN

Proposal 3:	To expand the Portfolio's ability to invest in securities of a single issuer.

/ / FOR	/ / AGAINST	/ / ABSTAIN

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If signing is by a corporation, please sign the full corporate name by a duly authorized officer. If signing is by a partnership, please sign in partnership name by an authorized person.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of the Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore.

Dated:                , 2002

CONTROL NUMBER:

Signature(s) Signature(s)

If you are not voting by telephone or through the Internet, sign, date and return this proxy card promptly using the enclosed envelope—no postage is required.

Vote by Telephone	Vote by Internet

It’s fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone Follow these four easy steps:	It’s fast, convenient, and your vote is immediately confirmed and posted. Follow these four easy steps:

1.	Read the accompanying Proxy Statement and Proxy Card.	1.	Read the accompanying Proxy Statement and Proxy Card.
2.	Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683). There is NO CHARGE for this call.	2.	Go to the Website http://www.eproxyvote.com/lzeqx
3.	Enter you Control Number located on your Proxy Card.	3.	Enter you Control Number located on your Proxy Card.
4.	Follow the recorded instructions.	4.	Follow the instructions provided.

Your vote is important! Call 1-877-PRX-VOTE anytime!	Your vote is important! Go to http://www.eproxyvote.com/lzeqx anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet

LAZARD SMALL CAP PORTFOLIO
LAZARD INTERNATIONAL EQUITY PORTFOLIO
LAZARD BOND PORTFOLIO
LAZARD STRATEGIC YIELD PORTFOLIO

           The undersigned shareholder of LAZARD SMALL CAP PORTFOLIO, LAZARD INTERNATIONAL EQUITY PORTFOLIO, LAZARD BOND PORTFOLIO and LAZARD STRATEGIC YIELD PORTFOLIO (the "Portfolios"), each a series of The Lazard Funds, Inc. (the "Fund"), hereby appoints Nathan A. Paul and Bernard J. Grzelak, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Portfolios standing in the name of the undersigned at the close of business on August 30, 2002 at the Special Meeting of Shareholders to be held at the offices of the Fund, 30 Rockefeller Plaza, New York, New York, at 10 a.m. on Friday, November 1, 2002, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the Meeting.

           VOTE THIS CARD TODAY BY MAIL, BY PHONE AT 1-800-___-____ OR VIA THE INTERNET AT www.__________.com.

NAME OF YOUR PORTFOLIO:

INSTRUCTION: If you own shares in more than one Portfolio, please complete a separate proxy card for each Portfolio in which you hold shares.

Please mark boxes in blue or black ink.

John J. Burke Kenneth S. Davidson William Katz Lester Z. Lieberman	Richard Reiss, Jr. Norman Eig Herbert W. Gullquist John Rutledge

/ / FOR ALL NOMINEES	/ / WITHHELD	/ / FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and strike a line through the name(s) of the nominee(s)

Proposal 2:	To increase the Portfolio's percentage limitation on lending securities.

/ / FOR	/ / AGAINST	/ / ABSTAIN

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If signing is by a corporation, please sign the full corporate name by a duly authorized officer. If signing is by a partnership, please sign in partnership name by an authorized person.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of the Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore.

Dated:                , 2002

CONTROL NUMBER:

Signature(s) Signature(s)

If you are not voting by telephone or through the Internet, sign, date and return this proxy card promptly using the enclosed envelope—no postage is required.

Vote by Telephone	Vote by Internet

It’s fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone Follow these four easy steps:	It’s fast, convenient, and your vote is immediately confirmed and posted. Follow these four easy steps:

1.	Read the accompanying Proxy Statement and Proxy Card.	1.	Read the accompanying Proxy Statement and Proxy Card.
2.	Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683) There is no charge for this call.	2.	Go to the Website http://www.eproxyvote.com/lzisx
3.	Enter you Control Number located on your Proxy Card.	3.	Enter you Control Number located on your Proxy Card.
4.	Follow the recorded instructions.	4.	Follow the instructions provided.

Your vote is important! Call 1-877-PRX-VOTE anytime!	Your vote is important! Go to http://www.eproxyvote.com/lzisx anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet

LAZARD MID CAP PORTFOLIO
LAZARD INTERNATIONAL SMALL CAP PORTFOLIO
LAZARD EMERGING MARKETS PORTFOLIO
LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO
LAZARD HIGH YIELD PORTFOLIO
LAZARD MORTGAGE PORTFOLIO

The undersigned shareholder of LAZARD MID CAP PORTFOLIO, LAZARD INTERNATIONAL SMALL CAP PORTFOLIO, LAZARD EMERGING MARKETS PORTFOLIO, LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO, LAZARD HIGH YIELD PORTFOLIO and LAZARD MORTGAGE PORTFOLIO (the "Portfolios"), each a series of The Lazard Funds, Inc. (the "Fund"), hereby appoints Nathan A. Paul and Bernard J. Grzelak, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Portfolios standing in the name of the undersigned at the close of business on August 30, 2002 at the Special Meeting of Shareholders to be held at the offices of the Fund, 30 Rockefeller Plaza, New York, New York, at 10 a.m. on Friday, November 1, 2002, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposal, as more fully described in the Proxy Statement for the Meeting.

           VOTE THIS CARD TODAY BY MAIL, BY PHONE AT 1-800-___-____ OR VIA THE INTERNET AT www.__________.com.

NAME OF YOUR PORTFOLIO:

INSTRUCTION: If you own shares in more than one Portfolio, please complete a separate proxy card for each Portfolio in which you hold shares.

Please mark boxes in blue or black ink.

John J. Burke Kenneth S. Davidson William Katz Lester Z. Lieberman	Richard Reiss, Jr. Norman Eig Herbert W. Gullquist John Rutledge

/ / FOR ALL NOMINEES	/ / WITHHELD	/ / FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and strike a line through the name(s) of the nominee(s)

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this form. If shares are held jointly,- each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If signing is by a corporation, please sign the full corporate name by a duly authorized officer. If signing is by a partnership, please sign in partnership name by an authorized person.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of the Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore.

Dated:                , 2002

CONTROL NUMBER:

Signature(s) Signature(s)

If you are not voting by telephone or through the Internet, sign, date and return this proxy card promptly using the enclosed envelope—no postage is required.

Vote by Telephone	Vote by Internet

It’s fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone Follow these four easy steps:	It’s fast, convenient, and your vote is immediately confirmed and posted. Follow these four easy steps:

1.	Read the accompanying Proxy Statement and Proxy Card.	1.	Read the accompanying Proxy Statement and Proxy Card.
2.	Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683) There is no charge for this call.	2.	Go to the Website http://www.eproxyvote.com/lzmix
3.	Enter you Control Number located on your Proxy Card.	3.	Enter you Control Number located on your Proxy Card.
4.	Follow the recorded instructions.	4.	Follow the instructions provided.

Your vote is important! Call 1-877-PRX-VOTE anytime!	Your vote is important! Go to http://www.eproxyvote.com/lzmix anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet